UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 2, 2005


                                 SIRICOMM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                  62-1386759
----------------------------         ------------          --------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                  File No.)            Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri             64804
-------------------------------------------------           ----------
    (Address of principal executive offices)                (Zip Code)


                                 (417) 626-9961
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02 Resignation of Director

         On March 2, 2005, Austin M. O'Toole resigned as a director of the Company as well as a member of the Company's Audit Committee, effective immediately. The Company will seek to replace Mr. O'Toole in the near future.

Item 9.01 Financial Statements and Exhibits

                  c) Exhibits

                  99. Letter of Resignation from Austin O'Toole dated March 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SIRICOMM,  INC.
                                       (Registrant)


Date: March 3, 2005                    By:  /s/ Henry P. Hoffman
                                           -------------------------------------
                                           Henry P. Hoffman
                                           President and Chief Executive Officer

                                       3